EXHIBIT 23.2





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation of our report dated May 17, 1999, relating to the financial statements of Cornerstone Bancorp in the Registration Statement on Form SB-2, and Prospectus, and to the reference to our firm therein under the caption "ACCOUNTING MATTERS."


                                   Elliott, Davis & Company, L.L.P.


Greenville, South Carolina
May 28, 1999